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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of Earliest Event Reported) - September 29, 2000


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                                THE CRONOS GROUP
             (Exact name of registrant as specified in its charter)


        LUXEMBOURG                                        0-24464
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(State or other jurisdiction of                    (Commission File Number)
        Incorporation)

   16, Allee Marconi, Boite Postale 260,
   L-2120 Luxembourg
   (Address of principal executive offices)

                                   352-453145
              (Registrant's telephone number, including area code)

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                                 NOT APPLICABLE
             (Former name or address, if changed since last report)

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ITEM 5.  Other Events

     On September 29, 2000, the Registrant issued a press release annexed hereto as Exhibit 1. This press release announces the appointment of Peter J. Younger as Chief Operating Officer of The Cronos Group.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                THE CRONOS GROUP
                                   Registrant

                                By     /s/ Dennis J. Tietz
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                                       Dennis J. Tietz
                                       Chief Executive Officer

Date:  October 2, 2000


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                                  Exhibit Index

1.       Press Release dated September 29, 2000


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